Investor Presentation CNB Bank Shares, Inc. Merger October 20, 2025

2 Special Note Concerning Forward-Looking Statements Certain statements in this presentation, including any statements regarding the expected timetable for completion of the proposed transaction, the results, effects and benefits of the proposed transaction, future opportunities and any other statements regarding future expectations, beliefs, plans, objectives, financial statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. The words “anticipate,” “believe,” “expect,” “if,” “estimate,” “will,” “potential,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the completion of the proposed transaction and the anticipated growth opportunities from the proposed transaction. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of CNB Bank Shares, Inc. ("CNBN") may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of CNBN into those of HBT; the effects of the merger in HBT’s future financial condition, results of operations, strategy and plans; and regulatory approvals of the transaction. Additional factors that could cause results to differ materially from those described above can be found in HBT’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequently filed Quarterly Reports on Form 10-Q, and in other documents HBT files with the Securities and Exchange Commission (“SEC”), each of which is on file with the SEC and available from HBT’s website at https://ir.hbtfinancial.com. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither HBT nor CNBN assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Important Information and Where to Find it In connection with the proposed transaction, HBT will file materials with the SEC, including a Registration Statement on Form S-4 of HBT that will include a proxy statement of CNBN and a prospectus of HBT. After the Registration Statement is declared effective by the SEC, HBT and CNBN intend to mail a definitive proxy statement/prospectus to the shareholders of CNBN. This presentation is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that HBT may file with the SEC and send to CNB’s shareholders in connection with the proposed transaction. CNBN’S SHAREHOLDERS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY HBT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HBT, CNBN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by HBT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by HBT will be available free of charge from HBT’s website at https://ir.hbtfinancial.com or by contacting HBT’s Investor Relations Department at HBTIR@hbtbank.com. Participants in the Proxy Solicitation HBT, CNBN and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from CNBN’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of HBT is included in its definitive proxy statement for its 2025 annual meeting filed with the SEC on April 9, 2025. Information regarding the executive officers and directors of CNBN and additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above. No Offer or Solicitation Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

4 Transaction Highlights • Increased operating scale with assets of approximately $6.9 billion pro forma • CNBN’s suburban southwestern Chicago branches contribute $525 million of loans while the St. Louis metropolitan branches add $260 million of loans and have historically had solid organic loan growth • Enhances ability to attract and retain top talent in Chicago and St. Louis MSAs • Culturally aligned with shared relationship-based approach and commitment to the communities we serve • Continues HBT’s growth strategy by merging with a high-performing community bank with a strong core deposit franchise • Jim Ashworth and Nancy Ruyle will join both the HBT Financial, Inc. Board of Directors and Heartland Bank and Trust Company Board of Directors post-closing, subject to HBT’s corporate governance procedures • CNB Bank & Trust, N.A. President & CEO Andy Tinberg will join Heartland Bank and Trust Company as a senior executive officer Strategically Compelling Financially Attractive • Anticipated EPS accretion of 19% in first full-year with cost savings • Manageable TBV dilution of 3.3% at closing with an earnback of less than 1 year using the crossover method • Creates significant value for both HBT and CNBN shareholders Low Risk Transaction • Partners two highly compatible franchises with deep roots in central Illinois • Similar conservative credit cultures and diversified loan portfolios • Strong pro forma capital ratios • HBT completed a comprehensive due diligence process with 71% of loan portfolio (by balance) reviewed and is an experienced acquirer with a core competency in integration processes

5 Transaction Summary Buyer  HBT Financial, Inc. (NASDAQ: HBT)  Bloomington, IL Seller  CNB Bank Shares, Inc. (OTC: CNBN)  Carlinville, IL Consideration  Shareholder election (subject to proration) of either 1.0434 common shares of HBT (fixed exchange ratio) or $27.73 of cash, or a mix thereof, for each common share of CNB Bank Shares, Inc.  Approximately $33.8 million in aggregate cash consideration (fixed) with remainder in HBT common shares (totaling approximately 5.5 million HBT common shares) Transaction Value¹  $170.2 million in aggregate²  $25.92 per share Valuation Multiples¹  120% of Tangible Book Value  10.7x LTM Earnings  6.2x 2026E Earnings + Fully Phased-In Cost Savings  2.5% Premium on core deposits³  Pay-to-Trade ratio of 82%⁴ Pro Forma Ownership  ~85% HBT / ~15% CNBN Expected Closing  First Quarter of 2026 subject to regulatory and CNBN shareholder approval 1) Transaction value and valuation multiples are based on HBT’s 15-day volume weighted average stock price of $24.44 as of October 17, 2025 and CNBN’s September 30, 2025 company reports 2) Based on CNBN’s 5,438,707 common shares outstanding, 90,985 restricted stock units, and 9,745 shares of preferred stock to be converted into 974,500 common shares, plus 77,530 options and 128,655 stock appreciation rights cashed out at closing 3) Core deposits exclude time deposits over $100 thousand and brokered deposits 4) Pay-to-Trade defined as the transaction TBV multiple divided by HBT’s standalone TBV multiple

6 Overview of CNB Bank Shares, Inc. • CNB Bank & Trust, N.A., the bank subsidiary for CNBN, has roots going back to 1888 • CNBN operates through 18 branches in central Illinois, St. Louis MSA, and southern Chicago suburbs • Profitable bank with MRQ ROAA and ROAE of 0.94% and 10.8%, respectively ¹ • Diverse loan-base with 25% commercial (including C&I and owner-occupied CRE), 36% commercial real estate (including nonowner-occupied CRE, construction and land development, and multi-family), and 25% agriculture and farmland 2 • Stable deposit base reflects strong community ties and loyalty of rural customers • Strong financial stability and significant growth opportunities, with gross loans representing 85% of total deposits ¹ CNBN (18) Branch Footprint $1.8bn Assets $1.3bn Loans $1.5bn Deposits 0.94% MRQ ROAA 3.49% MRQ NIM 0.31% NPAs / Assets Financial Highlights¹ 1) Data per September 30, 2025 company reports 2) Data per June 30, 2025 bank-level regulatory filing

7 Pro Forma Franchise Map HBT (66) CNBN (18)

8 Pro Forma Loan & Deposit Mix MRQ Pro Forma¹ 1) Excludes purchase accounting adjustments Note: Loan and deposit composition per June 30, 2025 bank-level regulatory filings; HBT loan yield and cost of deposits per September 30, 2025 consolidated company reports; CNBN loan yield and cost of deposits per June 30, 2025 consolidated company reports Yield on Loans: 6.35% Yield on Loans: 6.78% Yield on Loans: 6.47% Cost of Deposits: 1.19% Cost of Deposits: 2.01% Cost of Deposits: 1.40% Lo an C om po si tio n D ep os it Co m po si tio n 1-4 13% Multi 14% O-O CRE 9% Non O-O CRE 27% C&I 13% C&D 9% Farm+Ag. 8% Cons.+Other 7% 1-4 12% Multi 10% O-O CRE 14% Non O-O CRE 14% C&I 11% C&D 12% Farm+Ag. 25% Cons.+Other 2% 1-4 13% Multi 12% O-O CRE 11% Non O-O CRE 24% C&I 12% C&D 10% Farm+Ag. 13% Cons.+Other 5% Nonint. Bearing 19% Trans. 14% MMDA + Savings 29% Retail CD 25% Jumbo CD 13% Nonint. Bearing 23% Trans. 10% MMDA + Savings 44% Retail CD 16% Jumbo CD 7% Nonint. Bearing 25% Trans. 8% MMDA + Savings 49% Retail CD 13% Jumbo CD 5%

9 Financial Impact Key Assumptions  Anticipated cost savings of 29% of CNBN’s noninterest expense base  85% phased-in during 2026, 100% thereafter  $21.5 million in estimated pre-tax transaction expenses, fully realized in pro forma tangible book value estimate at closing  Loan credit mark of 1.53% gross loans at closing, or $20.3 million (assumes no CECL “double-count”)  Interest rate mark on loans of 1.12% estimated gross loans at closing, or $14.9 million (accreted over the remaining life of respective loans)  CNBN pre-tax loss on AFS securities of $40.8 million; assumes reinvestment at 4.40%  Core deposit intangible of 3.00%, amortized over 10 years SYD  Additional fair value marks on fixed assets, mortgage servicing rights, and FHLB borrowings EPS Accretion  2026 estimated accretion of 14.3%  2027 estimated accretion of 19.4% TBV Impact  Immediate TBV dilution of (3.3)%  Less than 1 year TBV earnback period using the crossover method Pro Forma Capital at Closing  9.2% tangible common equity / tangible assets  12.1% common equity tier 1 ratio  13.9% total risk-based capital ratio  10.4% tier 1 leverage ratio

Track record of successfully integrating acquisitions

2007
BankPlus
Morton, IL
$231mm deposits

2010
Bank of Illinois
Normal, IL
FDIC-assisted $176mm deposits

2011
Western Springs National Bank
Western Springs, IL
FDIC-assisted
$184mm deposits

Bank of Shorewood
Shorewood, IL
FDIC-assisted
$105mm deposits

2012
Farmer City State Bank
Farmer City, IL
$70mm deposits

Citizens First National Bank
Princeton, IL
FDIC-assisted
$808mm deposits

2015
National Bancorp, Inc. (American Midwest Bank)
Schaumburg, IL
$447mm deposits

2018
Lincoln S.B. Corp (State Bank of Lincoln)[1]
Lincoln, IL
$357mm deposits

2021
NXT Bancorporation, Inc. (NXT Bank)
Central City, IA
$182mm deposits

2023
Town and Country Financial Corporation (Town and Country Bank)
Springfield, IL
$720mm deposits

2025
Announced
CNB Bank Shares, Inc. (CNB Bank & Trust, N.A.)
Carlinville, IL
$1.5bn deposits[2]

1) Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company.
2) Data per September 30, 2025 company reports

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